Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Athanasiadis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Eco Bright Future, Inc. for the quarter ended March 31, 2026 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eco Bright Future, Inc.

Dated: May 5, 2026	/s/ George Athanasiadis
George Athanasiadis
Chief Executive Officer, President, Secretary and Director (Principal Executive Officer and Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Eco Bright Future, Inc. and will be retained by Eco Bright Future, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.